Exhibit 10.7(b)
Magnetech Integrated Services Corp.
August 24, 2005

Scott J. Giordano
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Direct Dial:  (212) 407-4104
Fax:  (212) 407-4990

RE:	Magnetech Integrated Services Corp. - Escrow Release Gross Escrow Deposit: $7,000,000

Dear Mr. Giordano:

These instructions are given to you pursuant to a Funds Escrow Agreement among Magnetech Integrated Services Corp. (the “Company”), Laurus Master Fund, Ltd. and Loeb & Loeb LLP as Escrow Agent. Subject to the terms set forth below, you are instructed to disburse $7,000,000 of the investor’s funds received by you to and on the Company’s behalf as follows:

1. $[omitted] - Magnetech Integrated Services Corp., pursuant to the following wire instructions:

Bank:	MFB Financial 4100 Edison Lakes Parkway, Suite 300 P.O. Box 528 Mishawaka, Indiana 46546
ABA#	271274128
Account #:	588011082
Account Name:	MISCOR General Account

2. $[omitted] - MFB Financial, pursuant to the following wire instructions for payoff in full of obligations owed:

Bank:	MFB Financial 4100 Edison Lakes Parkway, Suite 300 P.O. Box 528 Mishawaka, Indiana 46546
ABA#	271274128
Account #:	352114582-700022228
Account Name:	Magnetech
Reference:	Loan pay off

3. $[omitted] - Laurus Capital Management, L.L.C. (management fees), pursuant to the following wire instructions:

Bank:	North Fork Bank New York, NY 10022
ABA Number:	021407912
For Credit to:	Laurus Capital Management, L.L.C
Account Number:	2774045278

4. $[omitted] - Laurus Capital Management, L.L.C. (for payment in full of all due diligence and documentation fees owed by the Company), pursuant to the following wire instructions:

Bank:	North Fork Bank New York, NY 10022
ABA Number:	021407912
For Credit to:	Laurus Capital Management, L.L.C
Account Number:	2774045278

5. $[omitted] - Loeb & Loeb LLP (for escrow agent fee), pursuant to the following wire instructions:

Bank:	Citibank, N.A.
ABA No:	021000089
Acct. No.:	02674308
Reference:	Laurus Escrow Arrangement

Very truly yours,

MAGNETECH INTEGRATED SERVICES CORP.

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President & Chief Executive Officer

Accepted and Agreed:

Laurus Master Fund, Ltd.

By:	/s/ David Grin
Name:	David Grin
Title:	Director

Schedule 1

Magnetech Integrated Services Corp.
1125 S. Walnut Street
South Bend, Indiana 46619

Laurus Capital Management LLC
825 3rd Ave. 14th Floor
New York, NY 10022

Loeb & Loeb
345 Park Avenue
New York, NY 10154

MFB Financial
4100 Edison Lakes Parkway, Suite 300
P.O. Box 528
Mishawaka, Indiana 46546